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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



      Date of report (Date of earliest event reported): FEBRUARY 22, 2001



                          AFTERMARKET TECHNOLOGY CORP.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                  0-21803                     95-4486486
(State or Other Jurisdiction of    (Commission                (I.R.S. Employer
Incorporation or Organization)     File Number)              Identification No.)



ONE OAK HILL CENTER, SUITE 400, WESTMONT, IL                       60559
  (Address of Principal Executive Offices)                       (Zip Code)



Registrant's Telephone Number, Including Area Code:           (630) 455-6000




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                          AFTERMARKET TECHNOLOGY CORP.

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

         On February 22, 2001, Aftermarket Technology Corp. issued a press release announcing its financial results for the quarter and year ended December 31, 2000. Attached as Exhibit 99 hereto is a copy of such press release.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit 99           Press release dated February 22, 2001



                      FORWARD LOOKING STATEMENT NOTICE

         The exhibit hereto contains forward-looking statements that involve risks and uncertainties because such statements are based upon assumptions as to future events that may not prove to be accurate. There can be no assurance that actual results will not differ materially from those projected or implied by such statements. The factors that could cause actual results to differ are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and other filings made by the Company with the Securities and Exchange Commission.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           AFTERMARKET TECHNOLOGY CORP.

Dated:  February 28, 2001

                                           By:    /s/Joseph Salamunovich
                                               ----------------------------
                                                    Joseph Salamunovich
                                                      Vice President


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